                       TERRA NOVA ACQUISITION CORPORATION

                                                     ______________, 2005

TerraNova Management Corp.
2 Bloor Street West, Suite 3400
Toronto, Ontario, Canada M4W 3E2

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Terra Nova Acquisition Corporation
("TNAC") and continuing until (the "Termination Date") the earlier of the consummation by TNAC of a "Business Combination" or TNAC's liquidation (as described in TNAC's IPO prospectus), TerraNova Management Corp. shall make available to TNAC certain office and secretarial services as may be required by
TNAC from time to time, situated at 2 Bloor Street West, Suite 3400, Toronto,
Ontario, Canada M4W 3E2. In exchange therefore, TNAC shall pay TerraNova
Management Corp. the sum of US$7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                          Very truly yours,

                                          TERRA NOVA ACQUISITION CORPORATION

                                          By:
                                             --------------------------------
                                             Name:  Vahan Kololian
                                             Title:

AGREED TO AND ACCEPTED BY:

TERRANOVA MANAGEMENT CORP.

By:
   ------------------------------
   Name:
   Title: